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                                                                   EXHIBIT 10.36

                                From the desk of
                                RONALD A. POTTS



                                January 28, 2002



Tanika Consulting Group, Inc.
Attn.: Mr. Gary W. Zinn
4001 South Decatur
Las Vegas Nevada 89103


                             RE: $50,000 Loan from Tanika Consulting Group, Inc.
                                 to Oasis Group, Inc. dated January 28, 2002


Dear Sir:

         In addition to pledging my personal guarantee in connection with the above captioned transaction, I hereby agree to, on or before April 30, 2002, purchase the 30,000 common shares of Oasis Group, Inc. capital stock (the "Stock") that you are receiving pursuant to the above captioned transaction, for the amount of $30,000. You, of course, have the option of holding or otherwise liquidating the Stock and you certainly don't have any obligation to accept my agreement to purchase the Stock as set forth herein. Please kindly advise me in writing, on or before March 31, 2002, as to whether or not you are accepting my agreement to purchase the Stock as set forth herein.

                                   Sincerely,


                                   /s/  Ronald A. Potts
                                   --------------------
                                   RONALD A. POTTS







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